Intangible Assets (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Intangible Assets

4. Intangible Assets

Successor

Indefinite-Lived Intangible Assets and Goodwill

As a result of fresh-start reporting, FCC licenses were revalued to $893.6 million, which represented an increase of $293.0 million. Upon the application of fresh-start reporting, the Company recorded goodwill of $763.8 million, and the Predecessor's goodwill of $322.0 million was eliminated.

The Company evaluates its intangible assets for impairment as of October 1, its annual impairment testing date, or more frequently if events or changes in circumstances indicate that the assets might be impaired. As of June 30, 2011, the Company concluded that there had been no conditions or events that would require an interim asset impairment analysis.

If market conditions and operational performance of the Company's reporting units were to deteriorate and management had no expectation that the performance would improve within a reasonable period of time or if an event occurs or circumstances change that would, more likely than not, reduce the fair value of its intangible assets below the amounts reflected in the balance sheet, the Company may be required to recognize impairment charges in future periods.

The changes in the carrying amounts of FCC licenses and goodwill for the six months ended June 30, 2011 are as follows:

	FCC Licenses	Goodwill
	(in thousands)
Balance as of January 1, 2011	$893,610	$763,849
Addition	65	—
Disposition	(5,700)	—

Balance as of June 30, 2011	$887,975	$763,849

Definite-Lived Intangible Assets

Definite-lived intangible assets consist primarily of customer and affiliate relationships, but also include certain other intangible assets identified in conjunction with fresh-start reporting or acquired in business combinations. In connection with the adoption of fresh-start reporting, the Company's definite-lived intangible assets were revalued, which resulted in customer and affiliate relationships of $193.4 million and $45.5 million, respectively. This revaluation represented net increases to the customer and affiliate relationships of $176.1 million and $31.6 million, respectively. These assets are being amortized in relation to the economic benefits of such assets over total estimated useful lives of approximately four to six years.

Approximately $16.5 million and $33.0 million of amortization expense was recognized on the intangible assets discussed above during the three and six months ended June 30, 2011, respectively. Approximately $6.3 million of amortization expense was recognized on these intangible assets during the one month ended June 30, 2010.

Other definite-lived intangible assets, excluding the customer relationships and affiliate relationships, are a component of other assets, net, in the accompanying consolidated condensed balance sheets. As a result of fresh-start reporting, other intangible assets, including income contracts and favorable leases, were increased by $36.0 million to $36.7 million. The balance of other intangible assets as of June 30, 2011 and December 31, 2010 was $25.8 million and $30.9 million, respectively. These assets are generally being amortized over their estimated useful lives of approximately three to six years. The amount of amortization expense for definite-lived intangible assets, excluding the customer and affiliate relationships discussed above, during the three and six months ended June 30, 2011 was $2.5 million and $5.0 million, respectively, and $0.8 million during the one month ended June 30, 2010. The Company estimates the following amount of amortization expense over the next five years related to the total definite-lived intangible asset balance as of the Fresh-Start Date:

(in thousands)

2011	$76,023
2012	62,836
2013	50,286
2014	22,439
2015	10,295

$221,879

Predecessor

Indefinite-Lived Intangible Assets and Goodwill

During the period from January 1, 2010 through May 31, 2010, the Company concluded that there had been no conditions or events that would require an interim asset impairment analysis.

Definite-Lived Intangible Assets

In connection with the ABC Merger, the Predecessor acquired customer relationship and affiliate relationship assets that were being amortized in relation to the economic benefits of such assets over total estimated useful lives of approximately five to seven years. Approximately $2.0 million and $5.0 million of amortization expense was recognized on these intangible assets during the two and five months ended May 31, 2010, respectively.

The amount of amortization expense for definite-lived intangible assets, excluding the customer and affiliate relationships discussed above, during the two and five months ended May 31, 2010 was $0.1 million and $0.2 million, respectively.